UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

____________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2019

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CHANNELADVISOR CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	ECOM	New York Stock Exchange

Item 2.02            Results of Operations and Financial Condition.
On May 9, 2019, ChannelAdvisor Corporation (the “Registrant”) issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant's filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.
Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)          Resignation of Mark E. Cook as Chief Financial Officer
On May 7, 2019, Mark E. Cook resigned as Chief Financial Officer and principal financial officer of the Registrant effective as of May 9, 2019, following the filing of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. Mr. Cook’s resignation is not the result of any dispute or disagreement related to the Registrant’s operations or operating results.
(c)                    Appointment of Richard F. Cornetta as Chief Financial Officer
On May 7, 2019, the Registrant’s Board of Directors (the “Board”) appointed Richard F. Cornetta, the Registrant’s Chief Accounting Officer and principal accounting officer, as the Registrant’s Chief Financial Officer, effective concurrently with the effectiveness of Mr. Cook’s resignation on May 9, 2019.  Mr. Cornetta will also serve as the Registrant’s principal financial officer. There is no arrangement or understanding between Mr. Cornetta and any other person pursuant to which he was selected as an executive officer of the Registrant, and there is no family relationship between Mr. Cornetta and any of the Registrant’s directors or other executive officers. Mr. Cornetta has served as Vice President, Finance and Chief Accounting Officer of the Registrant since November 2015, and as its Controller from September 2013 to November 2015. Prior to joining the Registrant, Mr. Cornetta was employed by Dex Media, Inc., a public company providing local marketing solutions, most recently serving as Director of Financial Reporting and Accounting from 2010 to September 2013.
Item 7.01.             Regulation FD Disclosure.
On May 9, 2019, the Registrant issued a press release announcing Mr. Cornetta’s appointment and Mr. Cook’s resignation.  A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report.
Item 9.01            Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, dated May 9, 2019, “ChannelAdvisor Reports First Quarter 2019 Results.”
99.2	Press Release, dated May 9, 2019, "ChannelAdvisor Announces CFO Transition."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ David J. Spitz
Date:	May 9, 2019		David J. Spitz
Chief Executive Officer